SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

Regional Brands Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	33-131110-NY	22-1895668
(State or other	(Commission File No.)	(I.R.S. Employer
Jurisdiction of		Identification Number)
Incorporation)

31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361

(Address of Principal Executive Office) (Zip Code)

(805) 416-7054

(Registrant's telephone number including area code)

4Net Software, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

SECURITIES PURCHASE AGREEMENT

On April 8, 2016, the Company entered into and closed a Securities Purchase Agreement (the “SPA”) among the Company and Merlin Partners LP, Ancora Catalyst Fund LP, and Steven N. Bronson (collectively the “Purchasers”), whereby the Company sold to the Purchasers the aggregate amount of 370,440,680 shares of common stock, par value $0.00001 (the “Shares” or the “Common Stock”), for the aggregate purchase price of $5,000,000 (including the cancellation of all indebtedness that had been loaned to the Company by Steven N. Bronson to fund operating expenses). A copy of the SPA is attached hereto as Exhibit 10.25 and incorporated herein by reference.

REGISTRATION RIGHTS AGREEMENT

On April 8, 2016, the Company entered into a Registration Rights Agreement (the “RRA”), among the Company and the Purchasers, pursuant to the terms of the SPA. Under the RRA, the Company granted to the Purchasers certain registration rights related to the Shares issued pursuant to the SPA and agreed to certain customary obligations regarding the registration of such Shares, including indemnification. A copy of the RRA is attached hereto as Exhibit 10.26 and incorporated herein by reference.

MANAGEMENT SERVICES AGREEMENT

On April 8, 2016, the Company entered into a Management Services Agreement (the “MSA”), between the Company and Ancora Advisors, LLC, whereby Ancora Advisors, LLC shall provide specified services to the Company in exchange for a quarterly management fee in an amount equal to 0.14323% of the Company’s shareholders’ equity (excluding cash and cash equivalents) as shown on the Company’s balance sheet as of the end of each fiscal quarter of the Company. A copy of the MSA is attached hereto as Exhibit 10.27 and incorporated herein by reference.

The foregoing is only a brief description of the material terms of the SPA, the RRA and the MSA, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the exhibits attached hereto.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the terms of the SPA, on April 8, 2016, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (including the applicable rules and regulations thereunder, the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, the Company sold to the Purchasers the aggregate 370,440,680 shares of Common Stock for the aggregate purchase price of $5,000,000.00.

Item 5.01	Changes in Control of Registrant

The transactions contemplated by the SPA resulted in a change of control of the Company from Steven N. Bronson to Merlin Partners LP, which purchased 240,786,442 shares of Common Stock of the Company for the aggregate purchase price of $3,250,000.00, and Ancora Catalyst Fund LP, which purchased 92,610,170 shares of Common Stock of the Company for the aggregate purchase price of $1,250,000.00 (the “Change of Control”). As a result of Merlin Partners LP’s and Ancora Catalyst Fund LP’s purchase of Common Stock from the Company pursuant to the SPA, Merlin Partners LP and Ancora Catalyst Fund LP collectively beneficially own 87.8% of the total issued and outstanding shares of Common Stock of the Company. Merlin Partners LP and Ancora Catalyst Fund LP are affiliates of Ancora Advisors, LLC. Additionally, the information contained in response to Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the SPA, effective April 8, 2016 Leonard Hagan resigned as a Director on the Company’s Board of Directors, and Brian Hopkins and Jeff Anderson were appointed as Directors. Additionally, Steven N. Bronson resigned as the Company’s Chairman of the Board, Chief Executive Officer and President and Brian Hopkins was appointed as Chairman of the Board, Chief Executive Office and President. There was no disagreement between Mr. Hagan and the Company. Messrs. Hopkins and Anderson are affiliated with Ancora Advisors, LLC. A copy of Mr. Hagan’s resignation letter is attached hereto as Exhibit 17.1 and incorporated herein by reference. A copy of Mr. Hagan’s resignation letter is attached hereto as Exhibit 17.1 and incorporated herein by reference. A copy of Mr. Bronson’s resignation letter is attached hereto as Exhibit 17.2 and incorporated herein by reference.

The Company is grateful to Mr. Hagan for his services and wishes him success in all of his future endeavors.

EQUITY INCENTIVE PLAN

On April 8, 2016, the Company adopted the 2016 Equity Incentive Plan (the “Equity Incentive Plan”). The purpose of the Equity Incentive Plan is to promote the interests of the Company and its stockholders by aligning the interests of the participants in the plan, through the ownership of Common Stock, with the interests of the Company’s stockholders, and by enabling the Company to motivate and retain employees, directors, independent contractors and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend. The maximum number of shares of Common Stock available for issuance under the Equity Incentive Plan is 135,000,000 Shares. On April 8, 2016, under the Equity Incentive Plan and pursuant to the SPA, the Company granted options to purchase 23,737,615 Shares to Ancora Advisors, LLC and options to purchase 9,351,232 Shares to each of Messrs. Hopkins, Anderson and Bronson. The options vest in sixty (60) equal monthly installments and expire fifteen (15) years from the date of grant. A copy of the Equity Incentive Plan is attached hereto as Exhibit 10.28 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the SPA, the Company changed its name from 4Net Software, Inc. to “Regional Brands Inc.” (the “Name Change”). Additionally, the Company also increased its authorized number of shares of Common Stock from 100,000,000 to 750,000,000 (the “Share Increase”). In order to effect the Name Change and Share Increase, on April 7, 2016 the Company filed with the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”). A copy of the Charter Amendment is attached hereto as Exhibit 3.7 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 7, 2016, Steven N. Bronson, the holder of 62.63% of the Company’s outstanding Common Stock as of March 23, 2016 (the “Record Date”), by written consent in lieu of a special meeting of the Company’s stockholders, in accordance with Section 228 of the Delaware General Corporation Law, approved the SPA, RRA, MSA, Equity Incentive Plan, the Name Change, the Share Increase, and the filing of the Charter Amendment.

Item 8.01	Other Events.

On April 8, 2016, the Company issued a press release announcing (1) the closing of the SPA, (2) the Change of Control, (3) the resignation of Leonard Hagan as a Director on the Company’s Board of Directors and of Steven N. Bronson as Chairman of the Board, Chief Executive Officer and President, (4) the appointment of Brian Hopkins as Chairman of the Board, Chief Executive Officer, and President and (4) the Charter Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

3.7	Certificate of Amendment to Certificate of Incorporation of the Company, dated April 7, 2016.

10.25	Securities Purchase Agreement among the Company and Merlin Partners LP, Ancora Catalyst Fund LP, and Steven N. Bronson, dated as of April 8, 2016.

10.26	Registration Rights Agreement among the Company and Merlin Partners LP,Ancora Catalyst Fund LP, and Steven N. Bronson, dated as of April 8, 2016.

10.27	Management Services Agreement between the Company and Ancora Advisors, LLC, dated as of April 8, 2016.

10.28	Regional Brands Inc. 2016 Equity Incentive Plan, dated April 8, 2016.

17.1	Letter of Resignation of Leonard Hagan.

17.2	Letter of Resignation of Steven N. Bronson.

99.1	Press Release, dated April 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2016

Regional Brands Inc.
(Registrant)

	By:	/s/ Brian Hopkins
Brian Hopkins
Chairman, Chief Executive Officer and
President